Exhibit 10.1

KRAFT FOODS INC.

Three Lakes Drive

Northfield, Illinois 60093

September 29, 2009

JPMorgan Chase Bank, N.A., as Agent for

            the Lenders party to the Credit Agreement (as defined below)

c/o JPMorgan Chase Bank, N.A.

270 Park Avenue, 4th Floor New York, New York 10017

Attention: Tony Yung

Facsimile Number: (xxx) xxx-xxxx

with a copy to:

JPMorgan Chase Bank, N.A.

Loan and Agency

1111 Fannin Street, 10th Floor

Houston, TX 77002

Attention: Tokunbo Tayo

                Lizet Lopez

Facsimile number (xxx) xxx-xxxx

CONSENT AND WAIVER

Ladies and Gentlemen:

Reference is made to that certain $4.5 billion 5-Year Revolving Credit Agreement dated as of April 15, 2005 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”) by and among Kraft Foods Inc., a Virginia corporation (the “Borrower”), the Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A. (“JPM”) and Citibank, N.A., as Administrative Agents (together, the “Administrative Agents”), Credit Suisse First Boston, Cayman Islands Branch and Deutsche Bank Securities Inc., as Syndication Agents, and ABN AMRO Bank N.V., BNP Paribas, HSBC Bank USA, National Association and UBS Securities LLC, as Arrangers and Documentation Agents. Capitalized terms used but not defined in this Consent and Waiver shall have the meanings given to the terms in the Credit Agreement.

The Borrower hereby notifies JPM, both individually and on behalf of the Lenders, of its desire to terminate in full the Commitment of Lehman Commercial Paper, Inc. (“Lehman”) (the “Lehman Commitment”), but without a ratable termination or reduction of the Commitments of the other Lenders (the “Lehman Termination”). JPM and the Required Lenders hereby (i) consent to the Lehman Termination and (ii) waive any Default or Event of Default arising under Section 6.01(c)(iii) of the Credit Agreement as a result of the Lehman Termination and any other provision of the Credit Agreement that may be read to conflict with the Lehman Termination, in each case solely in relation to the Lehman Commitment, including, without limitation, compliance with Section 2.10(a) (Optional Termination or Reduction of the Commitments).

In accordance with Section 9.01 of the Credit Agreement, the effectiveness of this Consent and Waiver is subject to the condition precedent that JPM shall have received either (i) duly executed counterpart signature pages to this Consent and Waiver from the Borrower, Lehman and the Required Lenders or (ii) written evidence satisfactory to JPM (which may include a telecopy transmission of an executed signature page to this Consent and Waiver) that such parties have signed counterparts of this Consent and Waiver.

Upon the effectiveness of this Consent and Waiver, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Credit Agreement as modified hereby. Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Except as expressly set forth herein, the execution, delivery and effectiveness of this Consent and Waiver shall not operate as a waiver of any right, power or remedy of the Administrative Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other document, instrument or agreement executed and/or delivered in connection therewith.

This Consent and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York. This Consent and Waiver may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any parties hereto may execute this Consent and Waiver by signing such counterpart.

[Signatures follow]

2

KRAFT FOODS INC.

By:	/s/ Johan Nystedt
Name:	Johan Nystedt
Title:	Assistant Treasurer

JPMORGAN CHASE BANK, N.A., As Administrative Agent and as a Lender

By:	/s/ Tony Yung
Name:	Tony Yung
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Frederick W. Laird
Name:	Frederick W. Laird
Title:	Managing Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

CITIBANK, N.A.

By:	/s/ Carolyn A. Sheridan
Name:	Carolyn A. Sheridan
Title:	Managing Director and Vice President

BNP PARIBAS

By:	/s/ Curtis Price
Name:	Curtis Price
Title:	Managing Director

By:	/s/ Fikret Durmus
Name:	Fikret Durmus
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Robert J. Devir
Name:	Robert J. Devir
Title:	Managing Director

ABN AMRO BANK N.V.

By:	/s/ Michele Costello
Name:	Michele Costello
Title:	Director

By:	/s/ Marc Brondyke
Name:	Marc Brondyke
Title:	Associate

SOCIETE GENERALE

By:	/s/ Carol Radice
Name:	Carol Radice
Title:	Director

COMMERZBANK AG (formerly Dresdner Bank AG acting through its lending office, Dresdner Bank AG, New York Branch)

By:	/s/ Mark McGulgan
Name:	Mark McGulgan
Title:	Vice President

By:	/s/ Joseph Mormak
Name:	Joseph Mormak
Title:	Vice President

BANCO SANTANDER S.A., NEW YORK BRANCH

By:	/s/ Ignacio Campillo
Name:	Ignacio Campillo
Title:	Managing Director

By:	/s/ Harry Moreno
Name:	Harry Moreno
Title:	Vice President

LEHMAN COMMERCIAL PAPER, INC.

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Authorized Signatory

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Authorized Signatory

INTESA SANPAOLO SpA

By:	/s/ John J. Michalisin
Name:	John J. Michalisin
Title:	First Vice President

By:	/s/ Franco Di Mario
Name:	Franco Di Mario
Title:	First Vice President & Credit Manager

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By:	/s/ Miguel Lara
Name:	Miguel Lara
Title:	Managing Director

By:	/s/ Alex Mayral
Name:	Alex Mayral
Title:	Vice President

THE BANK OF NEW YORK MELLON

By:	/s/ John T. Smathers
Name:	John T. Smathers
Title:	First Vice President

DnB NOR BANK ASA

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

By:	/s/ Thomas Tangan
Name:	Thomas Tangan
Title:	Senior Vice President
Head of Corporate Banking

NATIONAL AUSTRALIA BANK LTD.

By:	/s/ Courtney A. Cloe
Name:	Courtney A. Cloe
Title:	Director

RAIFFEISEN ZENTRALBANK AG

By:	/s/ Daniela Vorbeck
Name:	Daniela Vorbeck
Title:	Vice President

By:	/s/ Bettina Claissen
Name:	Bettina Claissen
Title:

AgFIRST FARM CREDIT BANK

By:	/s/ Matt Jeffords
Name:	Matt Jeffords
Title:	Assistant Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Juan G. Sierra
Name:	Juan G. Sierra
Title:	Vice President

STANDARD CHARTERED BANK

By:	/s/ Karen E. Bershtein
Name:	Karen E. Bershtein
Title:	Director

By:	/s/ Robert K. Reddington
Name:	Robert K. Reddington
Title:	AVP/Credit Documentation, Credit Risk Control